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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 26, 2001 (JULY 27, 2001)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


              OKLAHOMA                                 1-13726                              73-1395733
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    (State or other jurisdiction                (Commission File No.)            (IRS Employer Identification No.)
          of incorporation)


6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA             73118
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     (Address of principal executive offices)               (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

         On July 26, 2001, Chesapeake Energy Corporation ("Chesapeake") issued a press release reporting recurring earnings of $0.28 per fully diluted share for the 2001 second quarter.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on July 26, 2001.
















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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                CHESAPEAKE ENERGY CORPORATION



                                BY: /s/ AUBREY K. MCCLENDON
                                   ---------------------------------------
                                          AUBREY K. MCCLENDON
                                       Chairman of the Board and
                                        Chief Executive Officer

Dated:  July 27, 2001





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                                  EXHIBIT INDEX



       EXHIBIT
       NUMBER     DESCRIPTION
       ------     -----------

         99       Press Release issued by the Registrant on July 26, 2001.







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